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                                                                    Exhibit 99.1

                    STATEMENT PURSUANT TO 18 U.S.C. 'SS' 1350

         Pursuant to 18 U.S.C. 'SS' 1350, the undersigned certifies that, to the best of my knowledge, the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of Quest Diagnostics Incorporated, as being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 'SS' 78m or 78o(d)) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Quest Diagnostics Incorporated.

Dated: October 31, 2002                   s/ Kenneth W. Freeman
                                             -------------------------------
                                             Kenneth W. Freeman
                                             Chief Executive Officer